EXHIBIT 10.3

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 13th day of June, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of June 1, 2013 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1A annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”), as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

3.           PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4.           Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

(a)          Wilmington Trust, National Association, in its individual capacity is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.           PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

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(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject. The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending. This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.           From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder (as defined in the Pooling and Servicing Agreement) pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase; Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

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Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a) of the Purchase Agreement:

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

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Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of PrimeLending,

PrimeLending, a PlainsCapital Company

18111 Preston Road, Suite 900

Dallas, Texas 75252

Attention: Mr. Scott Eggen, SVP

Phone: 972-248-7866

with a copy to the

General Counsel at the same address

(b)          In the case of Assignee,

Wilmington Trust, National Association

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Dorri Costello

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

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with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

CitiMortgage, Inc.

4050 Regent Blvd.

Irving, TX 75063

Attention: CTS- Sequoia Mortgage Trust 2013-8

with a copy to

CitiMortgage, Inc.

The Office of General Counsel

1000 Technology Drive

O’ Fallon, MO 63368

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

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15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. PrimeLending hereby consents to such exercise and enforcement.

19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Assignee is made and intended not as a personal undertaking or agreement of or by Wilmington Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. PrimeLending hereby acknowledges that the Assignee has appointed CitiMortgage, Inc. to act as master servicer under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

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PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Citibank, N.A.
Bank City/State:	Glendale, CA
ABA Number:	321-171-184
Account Name:	CMI MSD Clearing
Account Number:	#070-4913896

21.         PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

22.         Rule 17g-5 Compliance. PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at ratingagency@citi.com, with a subject reference of “SEMT 2013-8” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Wilmington Trust, National Association,
not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

PRIMELENDING, A PLAINSCAPITAL COMPANY

By:
Name:
Title:

Accepted and agreed to by:

CITIMORTGAGE, INC.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – PrimeLending (SEMT 2013-8)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	Cenlar	0.0025			Prime Lending		10000011979	1	1	0
2	Cenlar	0.0025			Prime Lending		10000011588	1	1	0
3	Cenlar	0.0025			Prime Lending		10000011557	1	1	0
4	Cenlar	0.0025			Prime Lending		10000011444	1	1	0
5	Cenlar	0.0025			Prime Lending		10000011287	1	1	0
6	Cenlar	0.0025			Prime Lending		10000011251	1	1	0
7	Cenlar	0.0025			Prime Lending		10000011147	1	1	0
8	Cenlar	0.0025			Prime Lending		10000011107	1	1	0
9	Cenlar	0.0025			Prime Lending		10000011046	1	1	0
10	Cenlar	0.0025			Prime Lending		10000010805	1	1	0
11	Cenlar	0.0025			Prime Lending		10000010654	1	1	0
12	Cenlar	0.0025			Prime Lending		10000010572	1	1	0
13	Cenlar	0.0025			Prime Lending		10000010568	1	1	0
14	Cenlar	0.0025			Prime Lending		10000010479	1	1	0
15	Cenlar	0.0025			Prime Lending		10000010463	1	1	0
16	Cenlar	0.0025			Prime Lending		10000010419	1	1	0
17	Cenlar	0.0025			Prime Lending		10000010258	1	1	0
18	Cenlar	0.0025			Prime Lending		10000010226	1	1	0
19	Cenlar	0.0025			Prime Lending		10000010152	1	1	0
20	Cenlar	0.0025			Prime Lending		10000010145	1	1	0
21	Cenlar	0.0025			Prime Lending		10000010141	1	1	0
22	Cenlar	0.0025			Prime Lending		10000010138	1	1	0
23	Cenlar	0.0025			Prime Lending		10000009996	1	1	0
24	Cenlar	0.0025			Prime Lending		10000009802	1	1	0
25	Cenlar	0.0025			Prime Lending		10000009801	1	1	0
26	Cenlar	0.0025			Prime Lending		10000009287	1	1	0
27	Cenlar	0.0025			Prime Lending		10000009114	1	1	0
28	Cenlar	0.0025			Prime Lending		10000008975	1	1	0
29	Cenlar	0.0025			Prime Lending		10000008652	1	1	0
30	Cenlar	0.0025			Prime Lending		10000008618	1	1	0
31	Cenlar	0.0025			Prime Lending		10000008576	1	1	0
32	Cenlar	0.0025			Prime Lending		10000008561	1	1	0
33	Cenlar	0.0025			Prime Lending		10000008079	1	1	0
34	Cenlar	0.0025			Prime Lending		1050009491	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	7						1	4	0
2	7						1	4	0
3	9						1	4	0
4	7						1	4	0
5	6						1	4	0
6	6						1	4	0
7	6						1	4	0
8	7						1	4	0
9	9						1	0	0
10	9						1	4	0
11	9						1	0	0
12	9						1	4	0
13	3						1	0	0
14	9						1	4	0
15	7						1	4	0
16	9						1	0	0
17	3						1	0	0
18	9						1	4	0
19	9						1	0	0
20	9						1	0	0
21	9						1	0	0
22	3						1	4	0
23	7						1	4	0
24	3						1	0	0
25	9						1	0	0
26	3						1	4	0
27	3						1	0	0
28	9						1	4	0
29	7						1	4	0
30	3						1	0	0
31	9						1	0	0
32	6						1	4	0
33	9						1	4	0
34	9						1	0	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0		4/12/2013	1500000	0.0375	360	360	6/1/2013
2			0		4/15/2013	745000	0.03625	360	360	6/1/2013
3			0		4/11/2013	1000000	0.035	360	360	6/1/2013
4			0		4/1/2013	444000	0.0375	360	360	6/1/2013
5			0		4/11/2013	632000	0.035	360	360	6/1/2013
6			0		4/9/2013	551200	0.03875	360	360	6/1/2013
7			0		4/12/2013	1000000	0.03875	360	360	6/1/2013
8			0		4/9/2013	960000	0.0375	360	360	6/1/2013
9			0		3/26/2013	556900	0.03625	360	360	5/1/2013
10			0		4/12/2013	693000	0.03875	360	360	6/1/2013
11			0		4/5/2013	753000	0.0375	360	360	6/1/2013
12			0		4/10/2013	805000	0.0375	360	360	6/1/2013
13			0		4/5/2013	542500	0.0425	360	360	6/1/2013
14			0		4/16/2013	1000000	0.03875	360	360	6/1/2013
15			0		4/8/2013	580000	0.03375	360	360	6/1/2013
16			0		4/3/2013	865000	0.03875	360	360	6/1/2013
17			0		4/12/2013	650000	0.03625	360	360	6/1/2013
18			0		4/12/2013	720000	0.04	360	360	6/1/2013
19			0		3/27/2013	803000	0.03625	360	360	5/1/2013
20			0		4/5/2013	599000	0.03625	360	360	6/1/2013
21			0		4/1/2013	611000	0.03625	360	360	6/1/2013
22			0		3/26/2013	780000	0.0375	360	360	5/1/2013
23			0		4/16/2013	583200	0.03875	360	360	6/1/2013
24			0		3/26/2013	850000	0.03375	360	360	5/1/2013
25			0		4/9/2013	713500	0.0375	360	360	6/1/2013
26			0		4/4/2013	515000	0.0375	360	360	5/1/2013
27			0		4/3/2013	1550000	0.03875	360	360	6/1/2013
28			115000		3/22/2013	1200000	0.03875	360	360	5/1/2013
29			0		4/12/2013	529600	0.03625	360	360	6/1/2013
30			0		3/28/2013	562500	0.0425	360	360	5/1/2013
31			0		4/2/2013	968850	0.0375	360	360	6/1/2013
32			0		4/4/2013	1120000	0.03875	360	360	6/1/2013
33			0		4/10/2013	760000	0.03875	360	360	6/1/2013
34			0		4/15/2013	997500	0.03875	360	360	6/1/2013

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		1497741	0.0375	6946.73	6/1/2013	0	0
2	1	0	0		743852.9	0.03625	3397.58	6/1/2013	0	0
3	1	0	0		998426.2	0.035	4490.45	6/1/2013	0	0
4	1	0	0		443331.3	0.0375	2056.23	6/1/2013	0	0
5	1	0	0		631005.4	0.035	2837.96	6/1/2013	0	0
6	1	0	0		550388	0.03875	2591.95	6/1/2013	0	0
7	1	0	0		998526.8	0.03875	4702.37	6/1/2013	0	0
8	1	0	0		958554.1	0.0375	4445.91	6/1/2013	0	0
9	1	0	0		555182.5	0.03625	2539.75	6/1/2013	0	0
10	1	0	0		691979.1	0.03875	3258.74	6/1/2013	0	0
11	1	0	0		749378.3	0.0375	3487.26	6/1/2013	0	0
12	1	0	0		803787.6	0.0375	3728.08	6/1/2013	0	0
13	1	0	0		541752.6	0.0425	2668.77	6/1/2013	0	0
14	1	0	0		998526.8	0.03875	4702.37	6/1/2013	0	0
15	1	0	0		579067.1	0.03375	2564.16	6/1/2013	0	0
16	1	0	0		862793.2	0.03875	4067.55	6/1/2013	0	0
17	1	0	0		648999.2	0.03625	2964.33	6/1/2013	0	0
18	1	0	0		718962.6	0.04	3437.39	6/1/2013	0	0
19	1	0	0		800523.5	0.03625	3662.09	6/1/2013	0	0
20	1	0	0		598077.7	0.03625	2731.75	6/1/2013	0	0
21	1	0	0		610059.3	0.03625	2786.47	6/1/2013	0	0
22	1	0	0		777646.7	0.0375	3612.3	6/1/2013	0	0
23	1	0	0		582340.8	0.03875	2742.42	6/1/2013	0	0
24	1	0	0		847261.8	0.03375	3757.82	6/1/2013	0	0
25	1	0	0		712425.4	0.0375	3304.33	6/1/2013	0	0
26	1	0	0		513446.2	0.0375	2385.05	6/1/2013	0	0
27	1	0	0		1547717	0.03875	7288.67	6/1/2013	0	0
28	1	0	0		1196459	0.03875	5642.85	6/1/2013	0	0
29	1	0	0		528784.6	0.03625	2415.25	6/1/2013	0	0
30	1	0	0		560947.3	0.0425	2767.16	6/1/2013	0	0
31	1	0	0		967390.8	0.0375	4486.9	6/1/2013	0	0
32	1	0	0		1118350	0.03875	5266.66	6/1/2013	0	0
33	1	0	0		758880.4	0.03875	3573.8	6/1/2013	0	0
34	1	0	0		996030.5	0.03875	4690.61	6/1/2013	0	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

	51	52	53	54	55	56	57	58	59	60	61
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

	62	63	64	65	66	67	68	69	70	71
	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties
1							0		306	2
2							0		56	1
3							0		324	1
4							0		334	1
5							0		125	1
6							0		590	1
7							0		240	2
8							0		440	1
9							0		357	1
10							0		232	1
11							0		329	1
12							0		522	1
13							0		437	3
14							0		164	2
15							0		70	1
16							0		321	2
17							0		359	2
18							0		581	1
19							0		583	1
20							0		330	1
21							0		341	1
22							0		557	3
23							0		260	2
24							0		168	1
25							0		21	1
26							0		215	1
27							0		428	2
28							0		171	2
29							0		390	2
30							0		356	1
31							0		107	2
32							0		333	1
33							0		118	2
34							0		225	1

	72	73	74	75	76	77	78	79	80	81
	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian
1		1		9.25		0	1
2		0		0	0.5	0	1
3		1		6	6	1	1
4		0		7	7	0	1
5		0		0.5		0	1
6		0		12.75		0	1
7		1		4		0	1
8		0		0.75		0	1
9		1		8	0	0.5	1
10		0		0.25	2	5.5	1
11		1		4.25	11	4.5	1
12		1		8		1	1
13		1		10		7	1
14		0		3.75		5	1
15		0		0	10	0	1
16		0		31		8	1
17		0		21.75		12.25	1
18		0		1.25	3	1	1
19		0		0.25		1.5	1
20		0		5	5	0.5	1
21		0		8.25	9	1.5	1
22		1		26	26	18	1
23		0		5.25		0	1
24		1		1	9	1.25	1
25		0		2.25		2	1
26		0		23		2.75	1
27		0		12.25		20	1
28		1		9.5		9	1
29		0		3.25		0	1
30		0		5.75		14	1
31		0		12.5		13	1
32		0		13.25		0	1
33		1		16		3.25	1
34		1		29		5	1

	82	83	84	85	86	87	88	89	90	91
	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower
1					729
2					757
3					777
4					783
5					787
6					795
7					702
8					790
9					743
10					795
11					787
12					742
13					730
14					809
15					778
16					741
17					800
18					797
19					761
20					778
21					808
22					763
23					797
24					762
25					765
26					774
27					793
28					795
29					806
30					794
31					773
32					796
33					764
34					736

	92	93	94	95	96	97	98	99	100	101
	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income
1							000000000000			4312.04
2							000000000000			0
3							000000000000			54872.13
4							000000000000			6000
5							000000000000			22916.66
6							000000000000			17291.66
7							000000000000			28216.25
8							000000000000			27083
9							000000000000			15416.66
10							000000000000			9613.07
11							000000000000			17005.75
12							000000000000			26294.83
13							000000000000			40429.54
14							000000000000			1972
15							000000000000			16666.67
16							000000000000			39538.26
17							000000000000			24959.84
18							000000000000			18616.23
19							000000000000			17937.5
20							000000000000			16833.33
21							000000000000			12500
22							000000000000			11779.85
23							000000000000			14583
24							000000000000			0
25							000000000000			16548.05
26							000000000000			13611.5
27							000000000000			11348
28							000000000000			56129.63
29							000000000000			11333.34
30							000000000000			15797.6
31							000000000000			41250
32							000000000000			26440.1
33							000000000000			12578.39
34							000000000000			20145

	102	103	104	105	106	107	108	109	110	111
	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1		37374.17		4312.04	41686.21	1	5		3
2	22833.42	0	0	22833.42	22833.42	1	5		3
3	8625.02	0	0	63497.15	63497.15	1	5		3
4	8400	0	0	14400	14400	1	5		3
5		0		22916.66	22916.66	1	5		3
6		0		17291.66	17291.66	1	5		3
7		0		28216.25	28216.25	1	5		3
8	0	0	0	27083	27083	1	5		3
9	0	0	0	15416.66	15416.66	1	5		3
10	6234.8	0	0	15847.87	15847.87	1	5		3
11	7371.66	0	0	24377.41	24377.41	1	5		3
12	0	0	0	26294.83	26294.83	1	5		3
13		0		40429.54	40429.54	1	5		3
14	0	30135.52	0	1972	32107.52	1	5		3
15	0	0	0	16666.67	16666.67	1	5		3
16	0	24467.67	0	39538.26	64005.93	1	5		3
17	0	0	0	24959.84	24959.84	1	5		3
18	18112.5	0	0	36728.73	36728.73	1	5		3
19		0		17937.5	17937.5	1	5		3
20	11691.09	0	0	28524.42	28524.42	1	5		3
21	4420.42	10194.44	10955.66	16920.42	38070.52	1	5		3
22	7889.11	0	0	19668.96	19668.96	1	5		3
23		12424		14583	27007	1	5		3
24	5833.33	8564.49	0	5833.33	14397.82	1	5		3
25		0		16548.05	16548.05	1	5		3
26		0		13611.5	13611.5	1	5		3
27	16596.69	0	0	27944.69	27944.69	1	5		3
28		0		56129.63	56129.63	1	5		3
29		0		11333.34	11333.34	1	5		3
30		0		15797.6	15797.6	1	5		3
31	0	0	0	41250	41250	1	5		3
32	0	8853.75	0	26440.1	35293.85	1	5		3
33	1013.7	0	0	13592.09	13592.09	1	4		3
34		0		20145	20145	1	5		3

	112	113	114	115	116	117	118	119	120	121
	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State
1	4		1861835	17327.29	0.41566			100	AUSTIN	TX
2	4		558279.5	5569.69	0.243927			100	DALLAS	TX
3	4		500794.9	7202.99	0.113438				HIGHLAND PARK	TX
4	4		50964.95	3407.52	0.236633			100	DALLAS	TX
5	4		210649.1	5940.57	0.259225			100	PLANO	TX
6	4		94786.3	5009.41	0.289701			100	DALLAS	TX
7	4		2027445	14468.64	0.512777			100	AUSTIN	TX
8	4		221675.4	6640.1	0.245176			100	LAFAYETTE	CA
9	4		161619	6853.35	0.444542				THE WOODLANDS	TX
10	4		128100.8	5529.73	0.348926				FAIRFAX	VA
11	4		336854	5003.39	0.205247				UNIVERSITY PARK	TX
12	4		45832.81	6809.26	0.258958				LOOMIS	CA
13	4		230890.3	15753.94	0.389664				CORONA	CA
14	4		783250	11409.7	0.355359				BALTIMORE	MD
15	4		193472	5663.02	0.339781			100	SAN ANTONIO	TX
16	4		388998.5	12321.4	0.192504				TUSTIN	CA
17	4		129955.1	5848.34	0.23431				DALLAS	TX
18	4		180120.1	5376.65	0.146388				COS COB	CT
19	4		35020.94	4876.76	0.271875				MENLO PARK	CA
20	4		564649.5	4436.17	0.155522				HIGLAND PARK	TX
21	4		196158.9	4586.32	0.120469				DALLAS	TX
22	4		89377.94	7325	0.372414				ANNAPOLIS	MD
23	4		137249.5	9510.08	0.352134			100	GLEN ELLYN	IL
24	4		45256.1	5939.73	0.412544				REHOBOTH BEACH	DE
25	4		165629.2	7186.16	0.43426				SAN ANTONIO	TX
26	4		17268.17	2790.81	0.205033				FOUNTAIN HILLS	AZ
27	4		849666.1	10064.59	0.360161				SAN CLEMENTE	CA
28	4		201409.4	13876.65	0.247225				MCLEAN	VA
29	4		203055.9	3946.2	0.348194			100	AUSTIN	TX
30	4		84280.21	4693.58	0.297107				FLOWER MOUND	TX
31	4		923174.8	11622.48	0.281757				ROYAL OAK	MD
32	4		436104.1	14598.28	0.413621			100	KURE BEACH	NC
33	4		321117.3	4297.76	0.316196				KNOXVILLE	TN
34	4		206850	9702.38	0.481627				HOUSTON	TX

	122	123	124	125	126	127	128	129	130	131
	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2
1	78703	1	1	2950000	2950000	3	3/28/2013
2	75205	1	1	1295000	1320000	3	4/1/2013
3	75205	1	1		1825000	3	3/21/2013
4	75214	1	1	555000	555000	3	3/20/2013
5	75093	7	1	790000	802000	3	3/15/2013
6	75214	1	1	689000	690000	3	3/19/2013
7	78701	4	1	1560000	1625000	3	3/4/2013
8	94549	1	1	1200000	1245000	3	3/21/2013
9	77389	7	1		920000	3	2/23/2013
10	22031	7	1		867000	3	3/5/2013
11	75205	1	1		1083000	3	3/10/2013
12	95650	7	1		1150000	3	3/6/2013
13	92883	7	1		775000	3	2/5/2013
14	21210	1	1		1250000	3	3/16/2013
15	78209	1	1	800000	825000	3	3/20/2013
16	92782	7	1		3800000	98	12/21/2012
17	75205	1	1		1100000	3	3/20/2013
18	06807	1	1		945000	3	3/9/2013
19	94025	1	1		1350000	3	3/5/2013
20	75205	1	1		1300000	3	3/6/2013
21	75205	1	1		993500	3	3/1/2013
22	21403	1	1		1200000	3	2/16/2013
23	60137	1	1	729000	774000	3	3/4/2013
24	19971	1	1		1461000	3	2/13/2013
25	78257	7	1		900000	3	2/26/2013
26	85268	1	1		860000	3	2/25/2013
27	92672	7	1		3350000	3	2/21/2013
28	22101	6	1		1840000	3	2/12/2013
29	78738	7	1	662000	675000	3	3/27/2013
30	75022	7	1		750000	3	1/16/2013
31	21662	1	1		2100000	3	12/20/2012
32	28449	1	2	1600000	1750000	3	2/11/2013
33	37934	7	1		950000	3	1/10/2013
34	77024	7	1		1425000	3	3/13/2013

	132	133	134	135	136	137	138	139	140	141
	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?
1					0.5084	0.5084	0	0	0
2					0.5752	0.5752	0	0	0
3					0.5479	0.5479	0	0	0
4					0.8	0.8	0	0	0
5					0.8	0.8	0	0	0
6					0.8	0.8	0	0	0
7					0.641	0.641	0	0	0
8					0.8	0.8	0	0	0
9					0.6053	0.6053	0	0	0
10					0.7993	0.7993	0	0	0
11					0.6952	0.6952	0	0	0
12					0.7	0.7	0	0	0
13					0.7	0.7	0	0	0
14					0.8	0.8	0	0	0
15					0.725	0.725	0	0	0
16					0.2276	0.2276	0	0	0
17					0.5909	0.5909	0	0	0
18					0.7619	0.7619	0	0	0
19					0.5948	0.5948	0	0	0
20					0.4607	0.4607	0	0	0
21					0.6149	0.6149	0	0	0
22					0.65	0.65	0	0	0
23					0.8	0.8	0	0	0
24					0.5817	0.5817	0	0	0
25					0.7927	0.7927	0	0	0
26					0.5988	0.5988	0	0	0
27					0.4626	0.4626	0	0	0
28					0.7146	0.6521	0	0	0
29					0.8	0.8	0	0	0
30					0.75	0.75	0	0	0
31					0.4613	0.4613	0	0	0
32					0.7	0.7	0	0	0
33					0.8	0.8	0	0	0
34					0.7	0.7	0	0	0

	142	143	144	145	146	147	148	149	150	151
	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1									10
2									0	9
3									13	14
4									7	7
5									4
6									12.75
7									4
8									14
9									8	0
10									5	5
11									14	13
12									8
13									18
14									19
15									13	18
16									31
17									31
18									9	9
19									20
20									15	16
21									10	11
22									26	26
23									10
24									6	9
25									22
26									23
27									35
28									25
29									20
30									15
31									36
32									25
33									16
34									29

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	5/1/2043	4312.04	0	0	0	0	0	Full	Two Years	Two Months
2	0	5/1/2043	0	0	0	22833.42	0	0	Full	Two Years	Two Months
3	0	5/1/2043	54872.13	0	0	8625.02	0	0	Full	Two Years	Two Months
4	0	5/1/2043	6000	0	0	8400	0	0	Full	Two Years	Two Months
5	0	5/1/2043	22916.66	0	0	0	0	0	Full	Two Years	Two Months
6	0	5/1/2043	17291.66	0	0	0	0	0	Full	Two Years	Two Months
7	0	5/1/2043	28216.25	0	0	0	0	0	Full	Two Years	Two Months
8	0	5/1/2043	27083	0	0	0	0	0	Full	Two Years	Two Months
9	0	4/1/2043	15416.66	0	0	0	0	0	Full	Two Years	Two Months
10	0	5/1/2043	9613.07	0	0	6234.8	0	0	Full	Two Years	Two Months
11	0	5/1/2043	17005.75	0	0	7371.66	0	0	Full	Two Years	Two Months
12	0	5/1/2043	26294.83	0	0	0	0	0	Full	Two Years	Two Months
13	0	5/1/2043	40429.54	0	0	0	0	0	Full	Two Years	Two Months
14	0	5/1/2043	1972	0	30135.52	0	0	0	Full	Two Years	Two Months
15	0	5/1/2043	16666.67	0	0	0	0	0	Full	Two Years	Two Months
16	0	5/1/2043	39538.26	24467.67	0	0	0	0	Full	Two Years	Two Months
17	0	5/1/2043	24959.84	0	0	0	0	0	Full	Two Years	Two Months
18	0	5/1/2043	18616.23	0	0	18112.5	0	0	Full	Two Years	Two Months
19	0	4/1/2043	17937.5	0	0	0	0	0	Full	Two Years	Two Months
20	0	5/1/2043	16833.33	0	0	11691.09	0	0	Full	Two Years	Two Months
21	0	5/1/2043	12500	10194.44	0	4420.42	0	10955.66	Full	Two Years	Two Months
22	0	4/1/2043	11779.85	0	0	7889.11	0	0	Full	Two Years	Two Months
23	0	5/1/2043	14583	0	12424	0	0	0	Full	Two Years	Two Months
24	0	4/1/2043	0	0	8564.49	5833.33	0	0	Full	Two Years	Two Months
25	0	5/1/2043	16548.05	0	0	0	0	0	Full	Two Years	Two Months
26	0	4/1/2043	13611.5	0	0	0	0	0	Full	Two Years	Two Months
27	0	5/1/2043	11348	0	0	16596.69	0	0	Full	Two Years	Two Months
28	115000	4/1/2043	56129.63	0	0	0	0	0	Full	Two Years	Two Months
29	0	5/1/2043	11333.34	0	0	0	0	0	Full	Two Years	Two Months
30	0	4/1/2043	15797.6	0	0	0	0	0	Full	Two Years	Two Months
31	0	5/1/2043	41250	0	0	0	0	0	Full	Two Years	Two Months
32	0	5/1/2043	26440.1	8853.75	0	0	0	0	Full	Two Years	Two Months
33	0	5/1/2043	12578.39	0	0	1013.7	0	0	Full	Two Years	Two Months
34	0	5/1/2043	20145	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.9